UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2011

Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	19

Statement of operations	20

Statements of changes in net assets	21

Financial highlights	22

Notes to financial statements	23

Report of independent registered public accounting firm	34

Board approval of management and subadvisory agreements	35

Additional information	41

Annual chief executive officer and principal financial officer certifications	47

Other shareholder communications regarding accounting matters	48

Dividend reinvestment plan	49

Important tax information	51

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the twelve-month reporting period ended November 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended November 30, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. Third quarter GDP growth then rose to 1.8%. Improving growth was attributed, in part, to higher consumer spending, which grew 1.7% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October. Unemployment then fell to 8.6% in November, its lowest rate since March 2009.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next ten months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,200 in November 2011, down 3.5% from November 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended November at 52.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in December (after the reporting period ended), the Fed potentially opened the door to another round of

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary (cont’d)

quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities. The Fund may invest up to 20% of its net assets in corporate fixed-income securities of below investment grade quality at the time of investment and other securities, including obligations of the U.S. government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. While the Fund may invest up to 20% of its net assets in below investment grade securities, the Fund will, under normal market conditions, maintain a portfolio with an overall dollar-weighted average of investment grade credit quality. The Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements, provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets.

In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durationsi offered by corporate fixed-income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.

The Fund may take on leveraging risk by utilizing certain management techniques, whereby it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act of 1940. However, as a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Fund overview (cont’d)

management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Ryan K. Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first five months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. Risk aversion then returned in November as the European sovereign debt crisis escalated.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.45% and 2.81%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields again moved higher in November, whereas ten-year Treasury yields declined during the month. When the reporting period ended on November 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.08%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 5.52% for the twelve months ended November 30, 2011. Comparatively, the Barclays Capital U.S. Credit Indexiii returned 5.21% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We actively participated in the new issuance market by selectively purchasing both investment grade and high-yield corporate bonds that we felt were attractively valued. Given our expectation for continued economic growth, solid corporate profits and investor demand for higher-yielding securities, we increased the Fund’s exposure to bonds rated BBB, while paring its exposure to bonds rated AA. From a sector perspective, we somewhat increased the Fund’s allocation to Energy and reduced its exposure to Communications1.

The Fund employed U.S. Treasury futures during the reporting period to manage duration. This strategy detracted from the Fund’s performance. We

1	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	3

continue to be less positive on U.S. government bonds given their historically low yields. We used currency forwards during the reporting period as a tool to employ a macro hedge. The forwards did not materially impact results.

Performance review

For the twelve months ended November 30, 2011, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 2.96% based on its net asset value (“NAV”)iv and 10.40% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Index, returned 5.21% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagev returned 4.04% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.29 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2011

Price Per Share	12-Month Total Return*
$20.64 (NAV)	2.96%
$21.55 (Market Price)	10.40%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight versus the benchmark to lower-rated BBB bonds, as they outperformed the benchmark. In addition, we underweighted bonds rated AA, which was beneficial given their underperformance versus the benchmark.

Issue selection of investment grade bonds also enhanced the Fund’s results. Leading contributors to Fund performance during the period included overweight positions in AT&T Inc., Anadarko Petroleum Corp. and FirstEnergy Corp. Communications company AT&T performed well as it benefited from solid fundamentals and good free cash flow. Anadarko Petroleum is an oil and gas exploration and production company. It had a 25% stake in the Macondo well that caused a record Gulf of Mexico oil spill in 2010. Its debt suffered given uncertainty surrounding litigation related to the disaster. Anadarko Petroleum’s debt rallied as the company reached a settlement that was less-than-anticipated. In addition, its fundamental results improved during the period. FirstEnergy is an electric utility company headquartered in Ohio. Historically, electric utilities have been safe havens during uncertain and volatile market environments. In the past, FirstEnergy has often lagged its peers given the more aggressive nature of its management. However, its management has committed to and begun executing a debt reduction plan. In addition, the company’s ten regulated operating

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Fund overview (cont’d)

subsidiaries generated stable cash flows and earnings during the reporting period.

Elsewhere, the Fund’s overweight exposures to the Energy and Communications sectors contributed to results given their outperformance versus the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from its relative performance during the reporting period was the Fund’s allocation to high-yield bonds (roughly 16% of the portfolio at period-end). This was not rewarded given the high-yield market’s underperformance versus higher-quality corporate bonds.

Overall, the Fund’s sector positioning was a negative for results. In particular, having a large overweight to investment grade Financials detracted from results as they were the worst-performing sector within the benchmark over the reporting period. Financials generated weak results due to fears of contagion from the European sovereign debt crisis, as well as uncertainties regarding new federal regulations. We remain positive on U.S. Financials given much improved balanced sheets. In addition, business has improved and “back to basics” banking suggests that we will transition over time to more of a bondholder-friendly industry, with lower growth, less risk and stronger capital and liquidity.

Elsewhere, the Fund’s underweight to non-corporates (primarily sovereigns and taxable municipal securities) was detrimental as they outperformed the benchmark. Finally, security selection in the Financials sector detracted from results. Overweights in Bank of America Corp., Goldman Sachs Group Inc., Morgan Stanley and Citigroup Inc. were examples of holdings that performed poorly.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 20, 2011

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	5

default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

Portfolio holdings and breakdowns are as of November 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2011 were: Financials (33.2%), Energy (13.3%), Consumer Discretionary (10.6%), Telecommunication Services (8.1%) and Utilities (7.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of November 30, 2011 and November 30, 2010 and does not include derivatives, such as futures contacts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡  Prior year percentages have been restated to reflect current period classifications.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	7

Spread duration (unaudited)

Economic Exposure — November 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — November 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
Govt	— Government
HY	— High Yield
IG	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	9

Schedule of investments

November 30, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.6%
Consumer Discretionary — 9.8%
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	$1,000,000	$ 1,224,510
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	680,000	670,300
Total Automobiles				1,894,810
Hotels, Restaurants & Leisure — 0.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,306,250
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	320,000	371,200
Total Hotels, Restaurants & Leisure				1,677,450
Media — 7.0%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	2,843,180
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,715,125
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,331,250
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,000,000	1,055,000	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,631,705
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	340,000	389,300
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	600,433
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,385,560
Time Warner Inc., Senior Notes	4.750%	3/29/21	200,000	211,481
United Business Media Ltd., Notes	5.750%	11/3/20	300,000	299,053	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	1,870,000	1,830,044	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,125,314
Total Media				15,417,445
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	284,550
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,174,774
Total Specialty Retail				1,459,324
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,000,000	1,100,000
Total Consumer Discretionary				21,549,029
Consumer Staples — 5.3%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	580,439
Dr. Pepper Snapple Group Inc., Senior Notes	3.200%	11/15/21	530,000	523,537
Total Beverages				1,103,976
Food & Staples Retailing — 0.8%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	600,000	716,636
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	890,000	976,496	(a)
Total Food & Staples Retailing				1,693,132

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 1.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	$1,030,000	$ 1,145,769
Ralcorp Holdings Inc., Senior Secured Notes	4.950%	8/15/20	600,000	604,385
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000	921,150
Total Food Products				2,671,304
Tobacco — 2.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,000,000	1,289,673
Altria Group Inc., Senior Notes	4.750%	5/5/21	220,000	230,283
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	626,780
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	526,136
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	512,031
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	670,000	653,267
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,000,000	2,383,082
Total Tobacco				6,221,252
Total Consumer Staples				11,689,664
Energy — 13.3%
Energy Equipment & Services — 0.2%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	420,000	473,335
Oil, Gas & Consumable Fuels — 13.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	380,637
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	340,000	390,155
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	770,000	860,718
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	155,471
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	183,549
Arch Coal Inc., Senior Notes	7.000%	6/15/19	440,000	431,200	(a)
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,948,494
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,304,856	(a)
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,080,000	1,490,011
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	2,000,000	2,314,352
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	976,394
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,734,585
Hess Corp., Notes	7.875%	10/1/29	440,000	571,560
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	586,331
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,565,532
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	894,323
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	739,164
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,110,000
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,156,705
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,200,000	1,312,942
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	266,875

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	11

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	$1,000,000	$ 1,130,000
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	1,992,541
Spectra Energy Partners LP, Senior Notes	4.600%	6/15/21	420,000	431,579
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	908,062	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	10,668	(a)
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	870,540
Williams Cos. Inc., Notes	7.875%	9/1/21	1,540,000	1,946,736
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	100,000	125,098
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	240,000	324,909
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	501,337
WPX Energy Inc., Senior Notes	6.000%	1/15/22	330,000	325,875	(a)
Total Oil, Gas & Consumable Fuels				28,941,199
Total Energy				29,414,534
Financials — 31.6%
Capital Markets — 7.9%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,812,069
Credit Suisse New York, Senior Notes	5.300%	8/13/19	560,000	570,437
GFI Group Inc., Senior Notes	8.375%	7/19/18	810,000	708,750	(a)
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,229,260
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	534,363
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	444,122
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	804,942
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,308,293
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	938,078
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,649,053
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	1,721,312
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	172,083
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,330,000	1,363,125
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	244,288
Total Capital Markets				17,500,175
Commercial Banks — 6.0%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	240,000	222,000	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	250,000	228,125	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,100,000	1,021,143
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	620,550	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	488,400	(a)

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	$ 310,000	$ 311,525
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	1,350,000	1,068,376	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	80,000	79,339
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	870,000	737,106	(a)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,097,320
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	120,000	112,056
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	740,000	674,692
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	645,795	(a)
Societe Generale, Senior Notes	5.200%	4/15/21	840,000	727,705	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	1/9/12	270,000	229,163	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	4,932,096
Total Commercial Banks				13,195,391
Consumer Finance — 3.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,500,000	1,483,125
American Express Co., Senior Notes	8.125%	5/20/19	2,760,000	3,490,922
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,601,508
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,850,000	1,813,000
Total Consumer Finance				8,388,555
Diversified Financial Services — 8.8%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	2,695,684
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	159,083
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	316,288
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,344,394
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	579,357
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,000,000	2,115,278
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,568,176
General Electric Capital Corp., Notes	5.300%	2/11/21	890,000	913,029
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	790,000	877,741
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,540,000	2,832,999
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	824,175
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	195,925
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	329,175
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	130,000	131,950	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	676,700	(a)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	13

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	$1,030,000	$ 1,055,750	(a)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,705,908
Total Diversified Financial Services				19,321,612
Insurance — 4.7%
ACE INA Holdings Inc., Senior Notes	5.600%	5/15/15	1,300,000	1,450,209
American International Group Inc., Senior Notes	4.875%	9/15/16	1,200,000	1,124,202
American International Group Inc., Senior Notes	6.400%	12/15/20	1,500,000	1,470,338
Chubb Corp., Senior Notes	6.500%	5/15/38	600,000	739,679
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	326,114
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	3/31/12	410,000	294,388	(b)(c)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,517,689
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	588,418	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,283,166	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	485,026
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	860,000	954,112
Total Insurance				10,233,341
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	637,604	(a)
Westfield America Trust, Senior Notes	4.625%	5/10/21	120,000	115,379	(a)
Total Real Estate Investment Trusts (REITs)				752,983
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	270,000	256,098
Total Financials				69,648,155
Health Care — 5.0%
Biotechnology — 0.4%
Amgen Inc., Senior Notes	5.150%	11/15/41	1,020,000	987,152
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,000,000	1,077,500	(d)
Health Care Providers & Services — 3.1%
CIGNA Corp., Senior Notes	4.500%	3/15/21	470,000	472,986
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	574,518	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,107,154
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,166,924
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	580,000	552,450	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000	1,130,000

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	$ 430,000	$ 470,850
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,336,631
Total Health Care Providers & Services				6,811,513
Pharmaceuticals — 1.0%
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	788,598
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,345,797
Total Pharmaceuticals				2,134,395
Total Health Care				11,010,560
Industrials — 4.8%
Aerospace & Defense — 1.3%
Exelis Inc., Senior Notes	5.550%	10/1/21	1,635,000	1,685,383	(a)
L-3 Communications Corp., Senior Notes	3.950%	11/15/16	750,000	750,697
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	460,000	470,925
Total Aerospace & Defense				2,907,005
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	885,844
Airlines — 1.8%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	368,819	379,884
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	240,805	249,522
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	750,756	795,801
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	775,908	834,101
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	200,772	191,737
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	480,000	493,200	(a)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	570,000	591,375	(a)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	222,336	243,457
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	168,928	184,132
Total Airlines				3,963,209
Commercial Services & Supplies — 0.8%
Avery Dennison Corp., Senior Notes	5.375%	4/15/20	420,000	432,218
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	251,411
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,000,000	1,097,500	(a)
Total Commercial Services & Supplies				1,781,129
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	206,230

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	15

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.4%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	$ 650,000	$ 757,250
Total Industrials				10,500,667
Information Technology — 0.4%
IT Services — 0.2%
Mantech International Corp., Senior Notes	7.250%	4/15/18	540,000	556,200
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	438,271
Total Information Technology				994,471
Materials — 7.1%
Chemicals — 0.4%
Dow Chemical Co., Senior Notes	5.250%	11/15/41	270,000	264,128
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	530,000	629,216
Total Chemicals				893,344
Containers & Packaging — 0.7%
Ball Corp., Senior Notes	6.625%	3/15/18	180,000	185,400
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,300,000	1,319,500
Total Containers & Packaging				1,504,900
Metals & Mining — 4.8%
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	620,000	605,442
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	2,360,000	2,513,143
Novelis Inc., Senior Notes	8.750%	12/15/20	420,000	445,200
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,694,160
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	268,824
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,305,678
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	620,000	605,938	(a)
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,000,000	1,083,312	(a)
Total Metals & Mining				10,521,697
Paper & Forest Products — 1.2%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	500,000	351,250	(e)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,030,000	1,102,100	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,170,000	1,199,250
Total Paper & Forest Products				2,652,600
Total Materials				15,572,541
Telecommunication Services — 8.1%
Diversified Telecommunication Services — 5.2%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,722,699
AT&T Inc., Global Notes	6.550%	2/15/39	250,000	302,268
AT&T Inc., Senior Notes	5.550%	8/15/41	1,060,000	1,153,609
British Telecommunications PLC, Bonds	9.875%	12/15/30	2,000,000	2,782,440

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Embarq Corp., Notes	7.995%	6/1/36	$1,500,000	$ 1,512,546
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	416,905
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	835,620
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,150,000	1,087,966
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	203,150
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	870,000	777,824
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	430,000	661,964
Total Diversified Telecommunication Services				11,456,991
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,400,000	1,551,166
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,663,414
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,209,631
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	440,000	344,300
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	670,000	676,700	(a)
Total Wireless Telecommunication Services				6,445,211
Total Telecommunication Services				17,902,202
Utilities — 7.2%
Electric Utilities — 5.5%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	703,127
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	787,871
FirstEnergy Corp., Notes	7.375%	11/15/31	2,230,000	2,622,172
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,086,650	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,194,215
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,154,449
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	794,207
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	970,493
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,000,000	1,960,000
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	793,731
Total Electric Utilities				12,066,915
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,867,972
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,194,875
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	653,332
Total Utilities				15,783,094
Total Corporate Bonds & Notes (Cost — $189,795,096)				204,064,917

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	17

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans — 2.3%
Consumer Discretionary — 0.8%
Hotels, Restaurants & Leisure — 0.4%
CCM Merger Inc., New Term Loan B	7.000%	3/1/17	$ 912,665	$ 909,243	(f)
Media — 0.4%
Cengage Learning Acquisitions Inc., Term Loan	2.510%	7/3/14	977,099	827,022	(f)
Total Consumer Discretionary				1,736,265
Health Care — 0.4%
Health Care Equipment & Supplies — 0.4%
Fenwal Inc., First Lien Term Loan	2.510 - 2.773%	2/28/14	970,604	919,648	(f)
Industrials — 0.4%
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan B	3.998%	5/2/16	975,156	962,674	(f)
Information Technology — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B	4.257%	3/23/18	401,246	336,245	(f)
First Data Corp., Term Loan B2	3.007%	9/24/14	486,648	432,204	(f)
Total Information Technology				768,449
Utilities — 0.3%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.748%	10/10/17	944,308	620,293	(f)
Total Collateralized Senior Loans (Cost — $5,061,365)				5,007,329
Municipal Bonds — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	530,000	560,565
Illinois State, GO	5.877%	3/1/19	530,000	562,849
Total Municipal Bonds (Cost — $1,060,000)				1,123,414
Sovereign Bonds — 0.9%
Russia — 0.9%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,085,000	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	835,000	981,125	(a)
Total Sovereign Bonds (Cost — $1,852,586)				2,066,125

			Shares
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Citigroup Inc. (Cost — $888,750)	7.500%		7,500	631,875

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Schedule of investments (cont’d)

November 30, 2011

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Shares	Value
Preferred Stocks — 1.3%
Financials — 1.3%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%	7,725	$ 202,472
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%	82,100	1,559,900	(b)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%	39,950	1,025,517	(b)
Total Preferred Stocks (Cost — $3,295,468)			2,787,889
Total Investments before Short-Term Investments (Cost — $201,953,265)			215,681,549

		Maturity Date	Face Amount
Short-Term Investments — 0.2%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.500 - 0.120%	1/10/12	$ 503,000	502,939	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/10/12	45,000	44,995	(g)(h)
Total Short-Term Investments (Cost — $547,934)				547,934
Total Investments — 98.1% (Cost — $202,501,199#)				216,229,483
Other Assets in Excess of Liabilities — 1.9%				4,124,550
Total Net Assets — 100.0%				$220,354,033

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	The coupon payment on these securities is currently in default as of November 30, 2011.
(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $203,385,526.

Abbreviation used in this schedule:

	GO	— General Obligation

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	19

Statement of assets and liabilities

November 30, 2011

Assets:
Investments, at value (Cost — $202,501,199)	$216,229,483
Cash	686,951
Interest receivable	3,496,075
Receivable from broker — variation margin on open futures contracts	112,041
Unrealized appreciation on forward foreign currency contracts	51,976
Deposits with brokers for open futures contracts	18,003
Prepaid expenses	12,882
Total Assets	220,607,411

Liabilities:
Investment management fee payable	120,454
Directors’ fees payable	684
Accrued expenses	132,240
Total Liabilities	253,378
Total Net Assets	$220,354,033

Net Assets:
Par value ($0.001 par value; 10,676,328 shares issued and outstanding; 100,000,000 shares authorized)	$ 10,676
Paid-in capital in excess of par value	203,535,379
Undistributed net investment income	2,410,064
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	437,102
Net unrealized appreciation on investments, futures contracts and foreign currencies	13,960,812
Total Net Assets	$220,354,033

Shares Outstanding	10,676,328

Net Asset Value	$20.64

See Notes to Financial Statements.

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Statement of operations

For the Year Ended November 30, 2011

Investment Income:
Interest	$13,832,055
Dividends	247,400
Total Investment Income	14,079,455

Expenses:
Investment management fee (Note 2)	1,470,218
Excise tax (Note 1)	68,908
Audit and tax	56,034
Shareholder reports	44,668
Directors’ fees	39,709
Transfer agent fees	38,893
Legal fees	26,815
Fund accounting fees	20,897
Stock exchange listing fees	20,575
Insurance	5,588
Custody fees	3,131
Miscellaneous expenses	4,690
Total Expenses	1,800,126
Net Investment Income	12,279,329

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	4,413,949
Futures contracts	(2,920,800)
Foreign currency transactions	(209)
Net Realized Gain	1,492,940
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,834,072)
Futures contracts	170,969
Foreign currencies	51,976
Change in Net Unrealized Appreciation (Depreciation)	(7,611,127)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(6,118,187)
Increase in Net Assets from Operations	$ 6,161,142

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	21

Statements of changes in net assets

For the Years Ended November 30,	2011	2010

Operations:
Net investment income	$ 12,279,329	$ 12,436,272
Net realized gain	1,492,940	2,453,238
Change in net unrealized appreciation (depreciation)	(7,611,127)	6,637,939
Increase in Net Assets From Operations	6,161,142	21,527,449

Distributions to Shareholders From (Note 1):
Net investment income	(11,428,059)	(12,415,724)
Net realized gains	(2,329,225)	(866,916)
Decrease in Net Assets From Distributions to Shareholders	(13,757,284)	(13,282,640)

Fund Share Transactions:
Reinvestment of distributions (29,395 and 104,377 shares issued, respectively)	612,686	2,141,098
Increase in Net Assets From Fund Share Transactions	612,686	2,141,098
Increase (Decrease) in Net Assets	(6,983,456)	10,385,907

Net Assets:
Beginning of year	227,337,489	216,951,582
End of year*	$220,354,033	$227,337,489
* Includes undistributed net investment income of:	$2,410,064	$1,001,112

See Notes to Financial Statements.

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

	2011[1]	2010[1]	2009[1,2]

Net asset value, beginning of year	$21.35	$20.58	$19.06 [3]

Income (loss) from operations:
Net investment income	1.15	1.17	0.44
Net realized and unrealized gain (loss)	(0.57)	0.85	1.50
Total income from operations	0.58	2.02	1.94

Less distributions from:
Net investment income	(1.07)	(1.17)	(0.42)
Net realized gains	(0.22)	(0.08)	—
Total distributions	(1.29)	(1.25)	(0.42)

Net asset value, end of year	$20.64	$21.35	$20.58

Market price, end of year	$21.55	$20.79	$19.64
Total return, based on NAV[4,5]	2.96%	10.28%	10.32%
Total return, based on Market Price[5]	10.40%	12.52%	0.33%

Net assets, end of year (000s)	$220,354	$227,337	$216,952

Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.86%[6]
Net expenses[7]	0.80	0.81	0.83 [6,8]
Net investment income	5.43	5.60	5.12 [6]

Portfolio turnover rate	49%	31%	19%

1	Per share amounts have been calculated using the average shares method.
2	For the period June 26, 2009 (commencement of operations) through November 30, 2009.
3	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
4

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7	The impact of compensating balance arrangements, if any, was less than 0.01%.
8	The investment manager has agreed to reimburse all organizational expenses.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Notes to financial statements (cont’d)

requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$204,064,917	—	$204,064,917
Collateralized senior loans	—	5,007,329	—	5,007,329
Municipal bonds	—	1,123,414	—	1,123,414
Sovereign bonds	—	2,066,125	—	2,066,125
Convertible preferred stocks	$ 631,875	—	—	631,875
Preferred stocks	2,787,889	—	—	2,787,889
Total long-term investments	$3,419,764	$212,261,785	—	$215,681,549
Short-term investments†	—	547,934	—	547,934
Total investments	$3,419,764	$212,809,719	—	$216,229,483
Other financial instruments:
Futures contracts	$ 242,654	—	—	$ 242,654
Forward foreign currency contracts	—	$ 51,976	—	51,976
Total other financial instruments	$ 242,654	$ 51,976	—	$ 294,630
Total	$3,662,418	$212,861,695	—	$216,524,113

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$62,102	—	—	$62,102

†  See Schedule of Investments for additional detailed categorizations.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	25

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Notes to financial statements (cont’d)

foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	27

its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower

28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Notes to financial statements (cont’d)

levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $75,994 of federal excise tax attributable to calendar year 2010 in March 2011. The Fund anticipates being subject to an excise tax for calendar year 2011 of approximately $90,000. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	29

are subject to examination by Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 68,908	—	$(68,908)
(b)	488,774	$(488,774)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed-income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

30	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended November 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$89,453,888	$20,092,722
Sales	93,623,963	20,726,549

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,818,646
Gross unrealized depreciation	(3,974,689)
Net unrealized appreciation	$12,843,957

At November 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	25	3/12	$ 3,070,253	$ 3,066,016	$ (4,237)
U.S. Treasury Ultra Long-Term Bonds	15	3/12	2,389,064	2,331,562	(57,502)
					(61,739)
Contracts to Sell:
U.S. Treasury 2-Year Notes	6	3/12	1,322,637	1,323,000	(363)
U.S. Treasury 10-Year Notes	154	3/12	20,013,296	19,918,938	94,358
U.S. Treasury 30-Year Bonds	46	3/12	6,651,546	6,503,250	148,296
					242,291
Net unrealized gain on open futures contracts					$180,552

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Citibank, N.A.	404,000	$ 543,258	2/16/12	$15,384
Euro	Citibank, N.A.	1,227,000	1,649,944	2/16/12	36,592
Net unrealized gain on open forward foreign currency contracts					$51,976

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	31

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$242,654	—	$242,654
Forward foreign currency contracts	—	$51,976	51,976
Total	$242,654	$51,976	$294,630

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$62,102

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(2,920,800)	—	$(2,920,800)
Forward foreign currency contracts	—	$(209)	(209)
Total	$(2,920,800)	$(209)	$(2,921,009)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$170,969	—	$170,969
Forward foreign currency contracts	—	$51,976	51,976
Total	$170,969	$51,976	$222,945

32	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$ 342,284
Futures contracts (to buy)	2,992,267
Futures contracts (to sell)	22,228,485

5. Distributions subsequent to November 30, 2011

On November 10, 2011, the Fund’s Board of Directors declared a distribution in the amount of $0.2462 per share, payable on December 23, 2011 to shareholders of record on December 16, 2011, and two distributions, each in the amount of $0.1045 per share, payable on January 27, 2012 and February 24, 2012 to shareholders of record on January 20, 2012 and February 17, 2012, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended November 30 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$12,796,740	$13,282,640
Net long-term capital gains	960,544	—
Total taxable distributions	$13,757,284	$13,282,640

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,550,477
Undistributed long-term capital gains — net	1,512,149
Total undistributed earnings	$ 4,062,626
Other book/tax temporary differences(a)	(331,133)
Unrealized appreciation (depreciation)(b)	13,076,485
Total accumulated earnings (losses) — net	$16,807,978

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The

Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report	33

various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending November 30, 2012.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

34	Western Asset Investment Grade Defined Opportunity Trust Inc. 2011 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Investment Grade Defined Opportunity Trust Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Investment Grade Defined Opportunity Trust Inc., including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from June 26, 2009 (commencement of operations) to November 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Investment Grade Defined Opportunity Trust Inc. as of November 30, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 18, 2012

Western Asset Investment Grade Defined Opportunity Trust Inc.	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-End Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-End Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers

36	Western Asset Investment Grade Defined Opportunity Trust Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-End Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory

Western Asset Investment Grade Defined Opportunity Trust Inc.	37

Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2011 was ranked sixth among the eleven funds in the Performance Universe for that period and was at the Performance Universe median. The Board considered that the performance record of the Fund, which commenced operations in mid-2009, was limited and that the small size of the Performance Universe made meaningful comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the

38	Western Asset Investment Grade Defined Opportunity Trust Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Advisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eight other non-leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper. The Expense Group funds had net common share assets ranging from $141 million to $233.9 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed, among other things, that the Management Fee on both a contractual basis and on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked eighth among the funds in the Expense Group and was worse than the Expense Group median and that the Fund’s actual total expenses were ranked seventh among the funds in the Expense Group and also were worse than the Expense Group average. The Manager noted the small differential between the Fund’s actual total expenses and the Expense Group median. The Board noted that the small number of funds in the Expense Group and the Fund’s limited operating history made meaningful comparisons difficult.

Western Asset Investment Grade Defined Opportunity Trust Inc.	39

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-End Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-End Funds generally were higher than those paid by the Legg Mason Open-End Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-End Funds and services provided to the Legg Mason Open-End Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2011 and March 31, 2010. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis

40	Western Asset Investment Grade Defined Opportunity Trust Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

presented to the Board as part of the Contract Renewal Information indicated that the profitability of the Fund was at a level which was not considered excessive by the Board in light of the nature, scope and overall quality of the services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Investment Grade Defined Opportunity Trust Inc.	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

42	Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Western Asset Investment Grade Defined Opportunity Trust Inc.	43

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	160
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

44	Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Investment Grade Defined Opportunity Trust Inc.	45

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Richard F. Sennett
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

46	Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Investment Grade Defined Opportunity Trust Inc.	47

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset Investment Grade Defined Opportunity Trust Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Investment Grade Defined Opportunity Trust Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

50	Western Asset Investment Grade Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Investment Grade Defined Opportunity Trust Inc.	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2011:

Record date:	12/23/2010	6/17/2011
Payable date:	12/30/2010	6/24/2011
Long-term capital gain dividend	$0.014800	$0.075400

Please retain this information for your records.

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors	Western Asset Investment Grade Defined Opportunity Trust Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund	Simpson Thacher &
William R. Hutchinson	Advisor, LLC	Bartlett LLP
Riordan Roett		425 Lexington Avenue
Jeswald W. Salacuse	Subadvisers	New York, NY 10017
Western Asset Management Company
Officers	Western Asset Management Company Limited	New York Stock Exchange Symbol
R. Jay Gerken	Western Asset Management Company Ltd	IGI
President and Chief Executive Officer	Western Asset Management Company Pte. Ltd.
Richard F. Sennett
Principal Financial Officer	Custodian
Ted P. Becker	State Street Bank and
Chief Compliance Officer	Trust Company
Vanessa A. Williams	1 Lincoln Street
Identity Theft Prevention Officer	Boston, MA 02111
Robert I. Frenkel
Secretary and Chief Legal Officer	Transfer agent
Thomas C. Mandia	American Stock Transfer & Trust Company
Assistant Secretary	59 Maiden Lane
Steven Frank	New York, NY 10038
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX012164 1/12 SR11-1556

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2010 and November 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,500 in 2010 and $51,300 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Investment Grade Defined Opportunity Trust Inc. “service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,100 in 2010 and $3,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Investment Grade Defined Opportunity Trust Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Investment Grade Defined Opportunity Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Defined Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset Investment Grade Defined Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Investment Grade Defined Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd. (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of Credit of Western Asset since 2005; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Timothy Settel Western Asset 385 East Colorado Blvd	Since 2009	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

Pasadena, CA 91101

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	101 registered investment companies with $157.1 billion in total assets under management	211 Other pooled investment vehicles with $105.5 billion in assets under management*	735 Other accounts with $170.8 billion in total assets under management**

Michael C. Buchanan‡	46 registered investment Companies with $29.8 billion in total assets Under management	10 Other pooled investment vehicles with $4.9 billion in assets under management	15 Other accounts with $2.2 billion in total assets under management

Timothy Settel‡	1 registered investment Companies with $2.3 billion in total assets Under management	3 Other pooled investment vehicle with $1.3 billion in assets under management***	1 Other accounts with $0.4 billion in total assets under management

Ryan Brist‡	12 registered investment Companies with $3.0 billion in total assets Under management	4 Other pooled investment vehicles with $6.4 billion in assets under management****	21 Other accounts with $4.9 billion in total assets under management@

*         Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.

**      Includes 76 accounts managed, totaling $18.8 billion, for which advisory fee is performance based.

***    Includes 1 account managed, totaling less than $0.3 billion, for which advisory fee is performance based.

****  Includes 1 account managed, totaling $1 million, for which advisory fee is performance based.

@       Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Stephen A. Walsh	C
Michael C. Buchanan	A
Timothy Settel	A
Ryan Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.
Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.
Date:	January 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.
Date:	January 25, 2012